UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 22, 2005

Max Re Capital Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	000-33047	Not Applicable
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Max Re House, 2 Front Street, Hamilton, Bermuda		HM 11
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 296-8800

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.02. Termination of a Material Definitive Agreement.

On March 22, 2005, the Registrant and Mr. W. Dave Brining entered into a letter agreement pursuant to which, effective as of April 1, 2005, Mr. Brining will retire and that certain Employment Agreement by and between Mr. Brining and the Registrant, dated as of December 15, 1999, will be terminated. A copy of the letter agreement is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 8.01. Other Events.

On March 24, 2005, the Registrant issued a news release announcing the retirement of Mr. W. Dave Brining. The news release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

10.1 Letter Agreement, dated March 22, 2005, between W. Dave Brining and Max Re Capital Ltd.
99.1 News Release of Max Re Capital Ltd., dated March 24, 2005.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

March 24, 2005	By:	Robert J. Cooney

Name: Robert J. Cooney
Title: President & Chief Executive Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement, dated March 22, 2005, between W. Dave Brining and Max Re Capital Ltd.
99.1	News Release of Max Re Capital Ltd., dated March 24, 2005.